EXHIBIT     DESCRIPTION

EX-99.a     Amended  Declaration of Trust dated March 9, 1998,  revised March 1,
            1999 (filed as Exhibit a to  Post-Effective  Amendment No. 27 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            2-91229,   filed  September  2,  1999, and  incorporated  herein  by
            reference).

EX-99.b     Amended and Restated  Bylaws dated March 9, 1998 (filed as Exhibit 2 to Post-Effective  Amendment No. 23 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-91229, filed March 26, 1998, and incorporated herein by reference).

EX-99.d1    Investor Class  Investment  Management  Agreement  between  American
            Century Municipal Trust and American Century Investment  Management,
            Inc.,  dated  August 1, 1997  (filed as Exhibit 5 to  Post-Effective
            Amendment  No.  33 to the  Registration  Statement  on Form  N-1A of
            American Century  Government Income Trust,  File No. 2-99222,  filed
            July 31, 1997, and incorporated herein by reference).

EX-99.d2    Amendment  No.  1  dated  March  31,  1998  to  the  Investor  Class
            Investment  Management  Agreement between American Century Municipal
            Trust and American  Century  Investment  Management,  Inc. (filed as
            Exhibit 5 to  Post-Effective  Amendment  No. 23 to the  Registration
            Statement on Form N-1A of the Registrant,  File No.  2-91229,  filed
            March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment No. 2 dated July 1, 1998 to the Investor Class  Investment
            Management  Agreement  between American Century  Municipal Trust and
            American Century Investment Management, Inc. (filed as Exhibit d3 of
            Post-Effective  Amendment  No. 39 to the  Registration  Statement on
            Form N-1A of American  Century  Government  Income  Trust,  File No.
            2-99222, filed July 28, 1999, and incorporated herein by reference).

EX-99.e1    Distribution  Agreement between American Century Municipal Trust and
            Funds Distributor,  Inc., dated January 15, 1998 (filed as Exhibit 6 to Post-Effective  Amendment No. 28 to the Registration Statement on
            Form N-1A of American  Century  Target  Maturities  Trust,  File No.
            2-94608,   filed  January  30,  1998,  and  incorporated  herein  by
            reference).

EX-99.e2    Amendment No. 1 to Distribution  Agreement  between American Century
            Municipal  Trust  and Funds  Distributor,  Inc.  dated  June 1, 1998
            (filed as  Exhibit  b6b to  Post-Effective  Amendment  No. 11 to the
            Registration  Statement  on Form N-1A of  American  Century  Capital
            Portfolios,  Inc.,  File No.  33-64872,  filed  June 26,  1998,  and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to Distribution  Agreement  between American Century
            Municipal Trust and Funds  Distributor,  Inc. dated December 1, 1998
            (filed as  Exhibit  b6c to  Post-Effective  Amendment  No. 12 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds,  Inc.,  File No.  33-39242,  filed  November  13,  1998,  and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to Distribution  Agreement  between American Century
            Municipal Trust and Funds  Distributor,  Inc. dated January 29, 1999
            (filed  as  Exhibit  e4 to  Post-Effective  Amendment  No. 28 to the
            Registration  Statement  on Form N-1A of American  Century  Variable
            Portfolios,  Inc.,  File No.  33-14567,  filed January 15, 1999, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to Distribution  Agreement  between American Century
            Municipal  Trust and Funds  Distributor,  Inc.  dated July 30,  1999
            (filed  as  Exhibit  e5 to  Post-Effective  Amendment  No. 16 to the
            Registration  Statement  on Form N-1A of  American  Century  Capital
            Portfolios,  Inc.,  File No.  33-64872,  filed  July 29,  1999,  and incorporated herein by reference).

EX-99.e6    Amendment  No.  5 to the  Distribution  Agreement  between  American
            Century Municipal Trust and Funds  Distributor,  Inc. dated November
            19, 1999 (filed as Exhibit e6 to Post-Effective  Amendment No. 87 to the  Registration  Statement on Form N-1A of American Century Mutual
            Funds,  Inc.,  File No.  2-14213,  filed on November 29,  1999,  and incorporated herein by reference).

EX-99.e7    Amendment  No.  5 to the  Distribution  Agreement  between  American
            Century  Municipal Trust and Funds  Distributor,  Inc. dated June 1,
            2000 (filed electronically as Exhibit e7 to Post-Effective Amendment
            No.  19 to the  Registration  Statement  on Form  N-1A  of  American
            Century Mutual Funds Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e8    Distribution  Agreement between American Century Municipal Trust and
            American  Century  Investment  Services,  Inc.  dated March 13, 2000
            (filed  as  Exhibit  e7 to  Post-Effective  Amendment  No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds,  Inc.,  File  No.  33-39242,  filed on March  30,  2000,  and incorporated herein by reference).

EX-99.e9    Amendment  No.  1 to the  Distribution  Agreement  between  American
            Century  Municipal Trust and American Century  Investment  Services,
            Inc.  dated  June 1, 2000  (filed as  Exhibit  e9 to  Post-Effective
            Amendment  No.  19 to the  Registration  Statement  on Form  N-1A of
            American  Century  World Mutual Funds,  Inc.  filed on May 25, 2000,
            File No. 33-39242).

EX-99.g1    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce  Bank,  N.A. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective  Amendment  No. 76 to the  Registration  Statement on
            Form N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,
            filed February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody  Agreement  between The Chase  Manhattan Bank and the
            Twentieth  Century and Benham Funds,  dated August 9, 1996 (filed as
            Exhibit b8 to  Post-Effective  Amendment No. 31 to the  Registration
            Statement on Form N-1A of American Century  Government Income Trust,
            File No. 2-99222, filed February 7, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement  between American Century  Municipal Trust and  American  Century  Services  Corporation,  dated August 1, 1997
            (filed  as  Exhibit  9 to  Post-Effective  Amendment  No.  33 to the
            Registration  Statement on Form N-1A of American Century  Government
            Income  Trust,   File  No.   2-99222,   filed  July  31,  1997,  and
            incorporated herein by reference).

EX-99.h2    Amendment No. 1 dated March 9, 1998 to the Transfer Agency Agreement between  American  Century  Municipal  Trust  and  American  Century
            Services Corporation (filed as Exhibit 9 to Post-Effective Amendment
            No. 23 to the Registration Statement on Form N-1A of the Registrant,
            File No. 2-91229,  filed March 26, 1998, and incorporated  herein by reference).

EX-99.h3    Amendment No. 2 dated June 29, 1998 to the Transfer Agency Agreement between  American  Century  Municipal  Trust  and  American  Century
            Services   Corporation  (filed  as  Exhibit  b9b  to  Post-Effective
            Amendment  No.  23 to the  Registration  Statement  on Form  N-1A of
            American Century Quantitative Equity Funds, File No. 33-19589, filed
            June 29, 1998, and incorporated herein by reference).

EX-99.h4    Credit  Agreement  between  American  Century  Funds  and The  Chase
            Manhattan  Bank,  as  Administrative  Agent dated as of December 18,
            1998 (filed as Exhibit h2 to Post-Effective  Amendment No. 37 to the
            Registration  Statement on Form N-1A of American Century  Government
            Income Trust, File No. 2-99222,  filed May 7, 1999, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 27 to the  Registration  Statement on Form N-1A of the
            Registrant,   File  No.  2-91229,   filed  September  2,  1999,  and
            incorporated herein by reference).

EX-99.j1    Consent of  PricewaterhouseCoopers  LLP, independent  accountants is included herein.

EX-99.j2    Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit
            11 to Post-Effective  Amendment No. 33 to the Registration Statement
            on Form N-1A of American Century  Government  Income Trust, File No.
            2-99222, filed July 31, 1997, and incorporated herein by reference).

EX-99.j3    Power of Attorney dated September 16, 2000 is included herein.

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
            Post-Effective  Amendment  No. 16 to the  Registration  Statement on
            Form N-1A of American  Century  World Mutual Funds,  Inc.,  File No.
            33-39242,  filed on March  10,  2000,  and  incorporated  herein  by reference).

EX-99.p2    Funds  Distributor,  Inc.  Code of Ethics  (filed as  Exhibit  p2 to
            Post-Effective  Amendment  No. 16 to the  Registration  Statement on
            Form N-1A of American  Century  World Mutual Funds,  Inc.,  File No.
            33-39242,  filed on March  10,  2000,  and  incorporated  herein  by reference.